As filed with the Securities and Exchange Commission on September 16, 1997

                                          Registration No. 34-_____


          SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-A
   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
       PURSUANT TO SECTION 12(b) OR 12(g) OF THE
            SECURITIES EXCHANGE ACT OF 1934





           ADVANTAGE LEARNING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)


               Wisconsin                               39-1559474
(State of incorporation or organization) (I.R.S. Employer Identification No.)



2911 Peach Street, Wisconsin Rapids, Wisconsin          54495-8036
(Address of principal executive offices)                (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                Name of each exchange in which
   to be so registered                each class is to be registered
           None                                    None


   If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box.

   If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box.

   If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange
Act and is effective pursuant to General Instruction
A.(c), check the following box.

   If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction
A.(d), check the following box. [X]

   Securities Act registration statement file number to which this form relates:

                       333-22519
                    (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

             Common Stock, $.01 par value
                   (Title of class)

    INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be
          Registered.

     The description of the Common Stock, $.01 par value, of Advantage Learning Systems, Inc. (the
     "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 filed by the Registrant with the Commission on February 28, 1997, as amended (File No. 333-22519)
     (the "Form S-1 Registration Statement"), which description is incorporated herein by reference.

Item 2.   Exhibits.

     The following exhibits are incorporated herein by reference as part of this Registration Statement:

     1.  Amended and Restated Articles of Incorporation
         (incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

     2. Amended and Restated By-Laws (incorporated by reference to Exhibit 3.2 to the Form S-1
         Registration Statement).

       3.  Form of Common Stock Certificate
           (incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement).

                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)   Advantage Learning Systems, Inc.

Date:     September 16, 1997

By:       /s/ Michael H. Baum
          ------------------------
          Michael H. Baum
          Chief Executive Officer

          Advantage Learning Systems, Inc.

                Form 8-A Exhibit Index


Exhibit Number              Description


     1.  Amended and Restated Articles of Incorporation
         (incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

     2. Amended and Restated By-Laws (incorporated by reference to Exhibit 3.2 to the Form S-1
         Registration Statement).

     3.  Form of Common Stock Certificate
         (incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement).